TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                 1
      MESSAGE FROM THE PRESIDENT                           2
      INVESTMENT REVIEW                                    4
      MESSAGE FROM THE MANAGERS                            5
      FINANCIAL INFORMATION
         Distributions to Shareholders                     8
         Independent Auditors' Report                      9
         Portfolio of Investments                         10
         Notes to Portfolio of Investments                17
         Statement of Assets and Liabilities              18
         Statement of Operations                          19
         Statements of Changes in Net Assets              20
         Notes to Financial Statements                    21









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INTERNATIONAL FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.










USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.



Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.










INVESTMENT REVIEW


USAA INTERNATIONAL FUND

OBJECTIVE: Capital appreciation with current income as a secondary objective.

TYPES OF INVESTMENTS: Invests principally in equity securities of foreign companies.

--------------------------------------------------------------------------------
                                           5/31/00               5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $533.3 Million       $499.9 Million
  Net Asset Value Per Share                 $22.28               $19.79
--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/00
--------------------------------------------------------------------------------
           1 YEAR                   5 YEARS                10 YEARS
           19.26%                   12.00%                  10.04%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund, the Morgan Stanley Capital Index (MSCI)-EAFE, and the Lipper International Funds Average for the period of 5/31/90 through 5/31/00. The data points from the graph are as follows:

                USAA
            International         MSCI-EAFE         Lipper
                Fund                Index           Average
            -------------         ---------         -------

05/31/90       $10,000             $10,000          $10,000
11/30/90         8,880               8,495            8,875
05/31/91         9,539               9,464            9,671
11/30/91         9,612               9,204            9,521
05/31/92        10,744               9,145           10,505
11/30/92        10,047               8,458            9,456
05/31/93        11,896              10,644           11,164
11/30/93        12,804              10,511           12,080
05/31/94        14,407              12,089           13,448
11/30/94        14,729              12,071           13,380
05/31/95        14,766              12,685           13,691
11/30/95        15,286              12,985           14,271
05/31/96        17,676              14,039           15,715
11/30/96        18,656              14,511           16,509
05/31/97        20,631              15,097           17,852
11/30/97        20,325              14,453           17,473
05/31/98        23,372              16,774           20,560
11/30/98        20,489              16,831           19,322
05/31/99        21,823              17,506           20,072
11/30/99        25,300              20,383           24,018
05/31/00        26,027              20,508           24,115

DATA FROM 5/31/90 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES HOW A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INTERNATIONAL FUND OUTPERFORMED ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INDEX
(MSCI)-EAFE, AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALIA, AND THE FAR EAST BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET, AND THE LIPPER INTERNATIONAL FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL INTERNATIONAL FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.












MESSAGE FROM THE MANAGERS



[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT: ALBERT C. SEBASTIAN, CFA, AND KEVIN P. MOORE APPEARS HERE.]



MARKET CONDITIONS

For the 12-month period ended May 31, 2000, the USAA International Fund's total return was 19.26%, which compares with the Lipper International Funds Average return of 25.62% and with the Morgan Stanley Capital Index (MSCI)-EAFE return of 15.73%. Last year the Fund's performance was negatively impacted by its under-representation in Asian and Internet equities. However, the Fund's relative return this year was positively impacted since we are still underweighted in these same stocks.

EUROPE

In 2000, the Fund has benefited from its overweighted position in European equities. This is in spite of a weaker euro compared to the U.S. dollar. Within Europe, the Fund has benefited from good stock selection and an overweighted position in energy and health care. Consumer staples and financials have also performed well, while metal and mining stocks have performed poorly.

CANADA

The Canadian equity market has rebounded strongly this year, and the Fund has consequently benefited from its overweighted position. Energy stocks have been particularly strong as a result of higher oil and natural gas prices. Technology and financial stocks have also positively contributed to performance.

JAPAN

Our overweighted position in the technology sector worked well in 1999. Despite the recent turmoil in the technology stocks, our holdings in that sector were the primary reason we outperformed the market over the last 12 months. Our underweighted position in bank stocks and other OLD ECONOMY stocks has turned out to be positive. We believe that corporate restructuring is still intact and the earnings outlook continues to be favorable. However, we are still skeptical about the Japanese government's commitment to a tighter fiscal policy and deregulation. We will remain underweighted in Japan until we see more progress.

EMERGING MARKETS

Most emerging markets started 2000 on a strong upswing, only to be subsequently caught in the negative sentiment that gripped equity markets beginning in March. Economic growth in most Asian emerging markets continues to rebound from the lows of the regional crisis. Latin American markets have also rebounded on the back of strong exports as well as improving domestic economies. The South
African economy, while suffering from currency and interest rate pressure, continues to grow while economic performance in Eastern European and Middle Eastern countries is mixed. We believe that improving domestic demand, coupled with the potential for falling interest rates, provides a favorable backdrop for emerging markets over the next 12 months.

OUTLOOK

We are encouraged by the strength of the global economy and feel positive about the recent signs that U.S. economic growth may be slowing. We continue to favor Europe and Canada based on attractive valuations, sustainable economic growth, corporate restructuring, and a benign inflation outlook. In Japan, the market will continue to be led by large-capitalization growth stocks in the telecommunication and technology sectors. Our outlook, however, is less positive on Japan because of the level of financial and government debt as well as the uncertain political outlook. In emerging markets we favor Brazil and Mexico as well as technology stocks in Korea and Taiwan. Overall in the portfolio, we continue to be underweighted in the financial and utility sectors and overweighted in the technology, industrial, and energy sectors.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND THE MSCI-EAFE DEFINITIONS.



------------------------------------------  ------------------------------------
         Top 10 Equity Holdings                       Top 10 Industries
           (% of Net Assets)                          (% of Net Assets)
------------------------------------------  ------------------------------------
Nokia Corp. ADR                        4.4  Telephones                      10.9
Koninklijke Philips Elec. N.V. ADR     2.6  Communications Equipment         7.7
Total Fina S.A.                        2.2  Banks - Money Center             7.0
Nortel Networks Corp.                  2.0  Drugs                            6.6
Nordic Baltic Holding (NBH) AB         1.6  Insurance - Multiline            4.6
Telefonica de Espana S.A. ADR          1.6  Oil - International Integrated   4.4
Christiania Bk Ords                    1.5  Banks - Major Regional           3.3
ING Group N.V.                         1.5  Electronics - Semiconductor      3.1
Cookson Group plc                      1.4  Retail - Specialty               2.9
Koninklijke KPN N.V.                   1.4  Electrical Equipment             2.8
------------------------------------------  ------------------------------------




                               ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA International Fund to be:

Other - 21.0% (Countries with less than 3.0% of the portfolio and Money Market Instruments); Japan - 16.3%; United Kingdom - 15.3%; Netherlands - 10.1%; Canada
- 8.1%;  France - 7.6%;  Finland - 6.1%;  Sweden - 4.7%;  Italy - 4.1%;  Spain -
4.1%; and Germany - 3.0%.




SEE PAGE 10 FOR A COMPLETE  LISTING OF THE  PORTFOLIO  OF  INVESTMENTS.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.









DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.23 and $.06, respectively.


                     Ordinary income *              $ .54
                     Long-term capital gains          .78
                                                    -----
                       Total                        $1.32
                                                    =====

* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Trustees

USAA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA International Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                               KPMG LLP


San Antonio, Texas
July 7, 2000










USAA INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000



                                                                         MARKET
    NUMBER                                                                VALUE
  OF SHARES                       SECURITY                                (000)
--------------------------------------------------------------------------------

                                 STOCKS (97.8%)
             ARGENTINA (0.1%)
    366,600  PC Holdings S.A.                                           $    579
--------------------------------------------------------------------------------
             AUSTRALIA (0.1%)
  1,273,000  Pasminco Ltd. *                                                 661
--------------------------------------------------------------------------------
             AUSTRIA (1.4%)
     51,000  Bank Austria AG                                               2,422
     57,600  Boehler Uddeholm AG                                           2,252
     21,000  VA Technologie AG                                             1,154
     53,800  Vienna Airport (Flughafen Wien)                               1,804
--------------------------------------------------------------------------------
                                                                           7,632
--------------------------------------------------------------------------------
             BRAZIL (0.4%)
     23,700  Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar ADR                                                     711
  3,300,000  Petroleo Brasileiro S.A. (Preferred)                            758
     33,000  Uniao de Bancos Brasileiros S.A. (Unibanco) GDR                 798
--------------------------------------------------------------------------------
                                                                           2,267
--------------------------------------------------------------------------------
             CANADA (8.1%)
    227,100  Anderson Exploration Ltd. *                                   4,192
     73,200  C-MAC Industries, Inc. *                                      2,795
     80,600  Canadian Imperial Bank of Commerce                            2,171
    239,400  Canadian National Railway Co.                                 6,419
    186,300  Canadian Occidental Petroleum Ltd.                            4,623
    170,000  Manulife Financial Corp.                                      2,996
    200,400  Nortel Networks Corp.                                        10,884
    242,600  Suncor Energy, Inc.                                           5,565
    135,800  Toronto-Dominion Bank                                         3,400
--------------------------------------------------------------------------------
                                                                          43,045
--------------------------------------------------------------------------------
             CHINA (0.5%)
    199,700  China Telecom Ltd. *                                          1,493
  1,552,000  Cosco Pacific Ltd.                                            1,155
--------------------------------------------------------------------------------
                                                                           2,648
--------------------------------------------------------------------------------
             DENMARK (2.4%)
    767,785  Nordic Baltic Holding *                                       4,941
    144,200  SAS Danmark A/S                                               1,298
     96,100  Tele Danmark A/S "B"                                          6,785
--------------------------------------------------------------------------------
                                                                          13,024
--------------------------------------------------------------------------------
             EGYPT (0.1%)
     29,130  Suez Cement Co. S.A.E. GDR                                      322
--------------------------------------------------------------------------------
             FINLAND (6.1%)
    195,179  Metso OYJ                                                     2,549
    447,680  Nokia Corp. ADR                                              23,279
     64,100  Perlos Corp.                                                  2,303
    100,700  Sampo Insurance Co. "A"                                       4,228
--------------------------------------------------------------------------------
                                                                          32,359
--------------------------------------------------------------------------------
             FRANCE (7.6%)
     70,500  Accor S.A.                                                    2,855
     98,522  Aventis S.A.                                                  6,407
     93,886  CNP Assurances                                                3,050
    109,000  Coflexip ADR                                                  6,349
     38,300  Eramet Group                                                  1,804
     27,200  ISIS S.A.                                                     1,721
     61,600  Renault S.A.                                                  2,902
     80,500  Rhodia S.A.                                                   1,337
    151,733  Total Fina S.A.                                              11,977
     40,800  Valeo S.A.                                                    2,067
--------------------------------------------------------------------------------
                                                                          40,469
--------------------------------------------------------------------------------
             GERMANY (3.0%)
    110,800  Continental AG                                                2,047
    113,600  Merck KGaA                                                    3,524
      7,600  SAP AG                                                        3,155
    142,760  Veba AG                                                       7,219
--------------------------------------------------------------------------------
                                                                          15,945
--------------------------------------------------------------------------------
             GREECE (0.5%)
     54,200  Hellenic Telecommunications Organization S.A. (OTE)           1,338
    123,942  National Bank of Greece S.A. GDR *                            1,131
--------------------------------------------------------------------------------
                                                                           2,469
--------------------------------------------------------------------------------
             HONG KONG (0.5%)
    134,000  HSBC Holdings                                                 1,479
    110,000  Hutchison Whampoa Ltd.                                        1,267
--------------------------------------------------------------------------------
                                                                           2,746
--------------------------------------------------------------------------------
             HUNGARY (0.1%)
     20,300  Magyar Tavkozlesi RT. (MATAV) ADR                               693
--------------------------------------------------------------------------------
             INDIA (0.2%)
     80,900  Videsh Sanchar Nigam Ltd. GDR                                 1,262
--------------------------------------------------------------------------------
             ISRAEL (0.5%)
    160,065  Bank Hapoalim Ltd.                                              461
     63,000  Blue Square Ltd. ADR                                            622
      7,900  Check Point Software Technologies Ltd. *                      1,484
      2,600  Teva Pharmaceutical Industries Ltd. ADR                         140
--------------------------------------------------------------------------------
                                                                           2,707
--------------------------------------------------------------------------------
             ITALY (4.1%)
     95,300  ENI S.p.A. ADR                                                5,176
     46,000  Gucci Group N.V.                                              3,939
  1,057,000  Italgas S.p.A.                                                4,329
    218,900  Telecom Italia S.p.A.                                         3,022
    913,700  Telecom Italia S.p.A. Savings                                 5,669
--------------------------------------------------------------------------------
                                                                          22,135
--------------------------------------------------------------------------------
             JAPAN (16.1%)
     58,000  Asatsu DK                                                     1,890
    160,000  Daibiru Corp.                                                 1,331
        580  DDI Corp.                                                     5,924
    158,000  Fujitsu Ltd.                                                  4,474
     80,000  Honda Motor Co. Ltd.                                          2,637
      9,800  Internet Initiative, Inc. ADR *                                 605
     44,000  Ito-Yokado Co. Ltd.                                           2,610
    325,000  Kikkoman Corp.                                                2,278
     95,000  Kirin Brewery Co. Ltd.                                        1,147
     33,000  Murata Manufacturing Co. Ltd.                                 5,699
    390,000  Nikko Securities Co. Ltd.                                     3,614
  1,302,000  Nippon Steel Corp.                                            2,853
        420  Nippon Telegraph & Telephone Corp. (NTT)                      4,991
        300  Nippon Television Network                                       206
         90  NTT Mobile Communication Network, Inc.                        2,323
     96,200  Paris Miki, Inc.                                              6,377
     51,000  Pasona Softbank, Inc.                                         1,222
     20,000  Ryohin Keikaku Co.                                            2,914
    159,000  Sailor Pen Co. Ltd.                                           2,787
     74,250  Sanix, Inc. *                                                 4,143
     78,700  Sony Corp. *                                                  7,124
    367,000  Sumitomo Corp.                                                3,407
     88,000  Sumitomo Electric Industries, Ltd.                            1,283
     79,000  Takeda Chemical Industries                                    5,391
    500,000  Toshiba Corp.                                                 4,828
      4,000  Toys R Us *                                                     642
        515  West Japan Railway                                            2,176
     40,800  Zenrin Co.                                                    1,243
--------------------------------------------------------------------------------
                                                                          86,119
--------------------------------------------------------------------------------
             KOREA (1.2%)
      9,800  Korea Electric Power Corp. ADS                                  153
     47,964  Korea Telecom Corp. ADR                                       1,774
     60,000  Samsung Corp.                                                   481
      9,264  Samsung Electronics Co. Ltd.                                  2,526
    170,000  Shinhan Bank                                                  1,272
--------------------------------------------------------------------------------
                                                                           6,206
--------------------------------------------------------------------------------
             MALAYSIA (0.2%)
     56,100  Malaysian Pacific                                               631
    342,000  Technology Resources Industries Bhd                             410
--------------------------------------------------------------------------------
                                                                           1,041
--------------------------------------------------------------------------------
             MEXICO (0.9%)
     91,600  Coca Cola Femsa S.A. ADR                                      1,391
     29,100  Fomento Economico Mexicano, S.A. de C.V. ADR                  1,107
     26,000  Telefonos de Mexico, S.A. de C.V. ADR                         1,266
     62,800  Tubos de Acero de Mexico, S.A. ADR                              848
--------------------------------------------------------------------------------
                                                                           4,612
--------------------------------------------------------------------------------
             NETHERLANDS (10.1%)
    176,600  Akzo Nobel N.V.                                               6,740
     56,060  EVC International N.V. *                                        549
    111,200  Fortis NL N.V.                                                2,926
     33,900  Getronics N.V.                                                  568
    135,102  ING Group N.V.                                                8,081
     83,800  Koninklijke KPN N.V.                                          7,568
    307,908  Koninklijke Philips Electronics N.V. ADR                     13,606
    118,900  Oce-van der Grinten N.V.                                      1,686
    112,000  Versatel Telecom *                                            4,044
     88,700  VNU N.V.                                                      4,526
    162,100  Vopak Kon                                                     3,705
--------------------------------------------------------------------------------
                                                                          53,999
--------------------------------------------------------------------------------
             NORWAY (2.3%)
  1,506,700  Christiania Bank og Kreditkasse                               7,764
     84,500  Schibsted ASA                                                 1,647
    455,100  Storebrand ASA                                                2,931
--------------------------------------------------------------------------------
                                                                          12,342
--------------------------------------------------------------------------------
             PORTUGAL (2.5%)
    225,820  Banco Pinto & Sotto Mayor S.A. *                              5,098
    311,000  Brisa-Auto Estrada de Portugal S.A.                           2,281
    528,500  Portugal Telecom S.A. ADR                                     5,747
--------------------------------------------------------------------------------
                                                                          13,126
--------------------------------------------------------------------------------
             RUSSIA (0.2%)
     15,100  LUKoil ADR                                                      834
--------------------------------------------------------------------------------
             SINGAPORE (0.2%)
    130,000  Natsteel Electronics                                            382
     95,000  Singapore Airlines                                              828
--------------------------------------------------------------------------------
                                                                           1,210
--------------------------------------------------------------------------------
             SOUTH AFRICA (0.3%)
    771,600  Firstrand Ltd.                                                  810
     87,497  South African Breweries plc                                     534
--------------------------------------------------------------------------------
                                                                           1,344
--------------------------------------------------------------------------------
             SPAIN (4.1%)
    241,170  Altadis S.A.                                                  3,537
    386,000  Banco Bilbao Vizcaya Argentaria                               5,402
    204,350  Repsol S.A.                                                   4,360
    143,985  Telefonica de Espana S.A. ADR *                               8,765
--------------------------------------------------------------------------------
                                                                          22,064
--------------------------------------------------------------------------------
             SWEDEN (4.7%)
    181,980  Autoliv, Inc. GDR                                             5,013
    332,000  Ericsson L M Tel Co. ADR                                      6,806
  1,271,916  Nordic Baltic Holding *                                       8,307
    182,880  Skandinaviska Enskilda Banken "A"                             1,995
    963,000  Swedish Match AB                                              2,991
    963,000  Swedish Match Redemption Rights                                  50
--------------------------------------------------------------------------------
                                                                          25,162
--------------------------------------------------------------------------------
             SWITZERLAND (2.7%)
      4,004  Novartis AG                                                   5,906
      9,305  Selecta Group AG                                              2,671
      4,517  Sulzer AG P.C. *                                              3,043
      7,370  Swisscom AG                                                   2,589
--------------------------------------------------------------------------------
                                                                          14,209
--------------------------------------------------------------------------------
             TAIWAN (0.9%)
    105,000  Asustek Computer                                              1,060
    539,849  Compal Electronics, Inc.                                      1,288
    257,280  Taiwan Semiconductor Manufacturing Co. *                      1,311
    291,000  Winbond Electronic *                                            878
--------------------------------------------------------------------------------
                                                                           4,537
--------------------------------------------------------------------------------
             TURKEY (0.4%)
 23,100,000  Eregli Demir Ve Celik Fabrikalari T.A.S. *                    1,069
 74,687,809  Yapi Ve Kredi Bankasi A.S.                                      922
--------------------------------------------------------------------------------
                                                                           1,991
--------------------------------------------------------------------------------
             UNITED KINGDOM (15.3%)
    126,700  AstraZeneca Group plc                                         5,344
    400,000  Bank of Scotland                                              3,772
  1,200,100  Billiton plc                                                  4,078
    122,200  BOC Group plc                                                 1,719
      2,800  Bookham Technology *                                            138
    300,500  Cable & Wireless plc                                          5,015
    858,900  Cadbury Schweppes                                             5,721
    360,132  Celltech Group                                                5,240
    350,100  CGU plc                                                       5,324
  2,243,000  Cookson Group plc                                             7,252
  1,414,400  Corporate Services Group plc *                                1,895
     58,200  Glaxo Wellcome plc ADR                                        3,277
  4,624,000  Laporte *                                                        52
    266,000  Laporte plc *                                                 2,130
    945,000  Old Mutual plc                                                1,988
    201,800  Powergen plc                                                  1,329
    552,500  Reckitt & Colman                                              6,062
    401,433  Reuters Group plc                                             5,985
    305,860  Royal Bank Scot Group                                         5,036
  1,256,790  Tomkins plc                                                   3,603
    548,058  WPP Group plc                                                 6,670
--------------------------------------------------------------------------------
                                                                          81,630
--------------------------------------------------------------------------------
             Total Stocks (cost: $380,446)                               521,389
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
    (000)
  ---------
                                   BOND (0.2%)
             JAPAN
     $1,000  MBL International Finance (Bermuda) Trust, Convertible Note,
               3%, 11/30/2002, (cost: $1,000)                              1,050
--------------------------------------------------------------------------------

                          MONEY MARKET INSTRUMENT (2.4%)
     13,086  Federal Home Loan Bank, Discount Note,
               6.30%, 6/1/2000 (cost: $13,086)                            13,086
--------------------------------------------------------------------------------
             Total Investments (cost: $394,532)                         $535,525
================================================================================

                       PORTFOLIO SUMMARY BY INDUSTRY
                       -----------------------------

            Telephones                                          10.9%
            Communication Equipment                              7.7
            Banks - Money Center                                 7.0
            Drugs                                                6.6
            Insurance - Multiline Companies                      4.6
            Oil - International Integrated                       4.4
            Banks - Major Regional                               3.3
            Electronics - Semiconductors                         3.1
            Retail - Specialty                                   2.9
            Electrical Equipment                                 2.8
            Manufacturing - Diversified Industries               2.6
            Railroads/Shipping                                   2.3
            Chemicals - Specialty                                1.9
            Oil & Gas - Exploration & Production                 1.8
            Auto Parts                                           1.7
            Electric Utilities                                   1.6
            Telecommunications - Cellular/Wireless               1.6
            Advertising/Marketing                                1.6
            Oil & Gas - Drilling/Equipment                       1.5
            Leisure Time                                         1.3
            Beverages - Nonalcoholic                             1.3
            Iron & Steel                                         1.3
            Investment Banks/Brokerage                           1.3
            Tobacco                                              1.2
            Metals/Mining                                        1.2
            Household Products                                   1.1
            Services - Data Processing                           1.1
            Services - Commercial & Consumer                     1.1
            Manufacturing - Specialized                          1.1
            Automobiles                                          1.0
            Oil - Domestic Integrated                            1.0
            Other                                               16.5
                                                               -----
            Total                                              100.4%
                                                               =====









USAA INTERNATIONAL FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


* Non-income producing security.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000


ASSETS
   Investments in securities, at market value (identified cost of $394,532)      $535,525
   Cash                                                                                88
   Cash denominated in foreign currencies (identified cost of $1,596)               1,653
   Receivables:
      Capital shares sold                                                             178
      Dividends and interest                                                        1,416
      Securities sold                                                               1,005
   Unrealized appreciation on foreign currency contracts held, at value                 1
                                                                                 --------
         Total assets                                                             539,866
                                                                                 --------

LIABILITIES
   Securities purchased                                                               533
   Capital shares redeemed                                                          5,517
   USAA Investment Management Company                                                 346
   USAA Transfer Agency Company                                                        49
   Accounts payable and accrued expenses                                              105
      Dividends on capital shares                                                      11
                                                                                 --------
         Total liabilities                                                          6,561
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $533,305
                                                                                 ========

REPRESENTED BY:
   Paid-in capital                                                               $363,764
   Accumulated undistributed net investment income                                  2,340
   Accumulated net realized gain on investments                                    26,237
   Net unrealized appreciation of investments                                     140,993
   Net unrealized depreciation on foreign currency translations                       (29)
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $533,305
                                                                                 ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                 23,930
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  22.28
                                                                                 ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





USAA INTERNATIONAL FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $1,455)              $ 9,339
      Interest                                                           1,020
                                                                       -------
         Total income                                                   10,359
                                                                       -------
   Expenses:
      Management fees                                                    4,216
      Transfer agent's fees                                              1,074
      Custodian's fees                                                     583
      Postage                                                              213
      Shareholder reporting fees                                            26
      Trustees' fees                                                         3
      Registration fees                                                     61
      Professional fees                                                     46
      Other                                                                  9
                                                                       -------
         Total expenses                                                  6,231
                                                                       -------
            Net investment income                                        4,128
                                                                       -------

Net realized and unrealized gain (loss) on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                       49,694
      Foreign currency transactions                                       (369)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                       42,918
      Foreign currency translations                                        107
                                                                       -------
            Net realized and unrealized gain                            92,350
                                                                       -------
Increase in net assets resulting from operations                       $96,478
                                                                       =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                             2000        1999
                                                           ---------------------

From operations:
   Net investment income                                   $  4,128    $  5,191
   Net realized gain on investments                          49,694       5,304
   Net realized loss on foreign currency transactions          (369)       (695)
   Change in net unrealized appreciation/depreciation on:
      Investments                                            42,918     (55,849)
      Foreign currency translations                             107         726
                                                           --------------------
      Increase (decrease) in net assets
         resulting from operations                           96,478     (45,323)
                                                           --------------------
Distributions to shareholders from:
   Net investment income                                     (4,591)     (5,475)
                                                           --------------------
   Net realized gains                                       (28,406)    (15,641)
                                                           --------------------
From capital share transactions:
   Proceeds from shares sold                                240,240     221,748
   Reinvested dividends                                      31,612      19,949
   Cost of shares redeemed                                 (301,910)   (304,031)
                                                           --------------------
      Decrease in net assets from capital share
        transactions                                        (30,058)    (62,334)
                                                           --------------------
Net increase (decrease) in net assets                        33,423    (128,773)
Net assets:
   Beginning of period                                      499,882     628,655
                                                           --------------------
   End of period                                           $533,305    $499,882
                                                           ====================
Accumulated undistributed net investment income:
   End of period                                           $  2,340    $  3,172
                                                           ====================
Change in shares outstanding:
   Shares sold                                               10,754      11,569
   Shares issued for dividends reinvested                     1,403         952
   Shares redeemed                                          (13,485)    (15,912)
                                                           --------------------
      Decrease in shares outstanding                         (1,328)     (3,391)
                                                           ====================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing a great majority of the Fund's assets in equity securities of foreign companies.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains (losses) occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains (losses) arise from sales of foreign currency, currency gains (losses) realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains (losses) have been reclassified from accumulated net realized gain (loss) to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income (loss) for tax purposes. Net unrealized foreign currency exchange gains (losses) arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended May 31, 2000, were $213,831,000 and $269,487,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, was $173,437,000 and $32,444,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 2000, the terms of open foreign currency contracts were as follows (in thousands):


Foreign Currency Contracts to Buy:
----------------------------------------------------------------------------------------------
                                  U.S. Dollar
  Exchange      Contracts to      Value as of     In Exchange      Unrealized     Unrealized
   Date            Receive          5/31/00     for U.S. Dollar   Appreciation    Depreciation
----------------------------------------------------------------------------------------------
  6/02/00     35 Argentine Peso      $ 35           $ 35             $ -             $ -
----------------------------------------------------------------------------------------------
  6/05/00    143 Argentine Peso       143            143               -               -
----------------------------------------------------------------------------------------------
                                     $178           $178             $ -             $ -
==============================================================================================


Foreign Currency Contracts to Sell:
----------------------------------------------------------------------------------------------
                                  U.S. Dollar
 Exchange       Contracts to      Value as of     In Exchange      Unrealized      Unrealized
  Date            Deliver           5/31/00     for U.S. Dollar   Appreciation    Depreciation
----------------------------------------------------------------------------------------------
 6/06/00      142 Swiss Franc        $ 84            $ 84            $ -              $ -
----------------------------------------------------------------------------------------------
 6/06/00      179 Euro Currency       167             168              1                -
----------------------------------------------------------------------------------------------
                                     $251            $252            $ 1              $ -
==============================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                            YEAR ENDED MAY 31,
                           -----------------------------------------------------
                              2000       1999      1998       1997       1996
                           -----------------------------------------------------
Net asset value at
   beginning of period     $  19.79   $  21.94   $  21.03   $  18.71   $  15.78
Net investment income           .11        .21        .19        .15        .17
Net realized and
   unrealized gain (loss)      3.70      (1.62)      2.41       2.87       2.92
Distributions from net
   investment income           (.18)      (.19)      (.12)      (.20)      (.07)
Distributions of realized
   capital gains              (1.14)      (.55)     (1.57)      (.50)      (.09)
                           -----------------------------------------------------
Net asset value at
   end of period           $  22.28   $  19.79   $  21.94   $  21.03   $  18.71
                           =====================================================
Total return (%) *            19.26      (6.63)     13.29      16.72      19.71
Net assets at end of
   period (000)            $533,305   $499,882   $628,655   $616,576   $417,995
Ratio of expenses to
   average net assets (%)      1.11       1.12       1.05       1.09       1.19
Ratio of net investment
   income to average net
   assets (%)                   .73        .98        .87        .79       1.04
Portfolio turnover (%)        39.75      37.69      42.97      46.03      70.01


* Assumes reinvestment of all dividend income and capital gain distributions during the period.









TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777